SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2006

SIGA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-23047	13-3864870
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

420 Lexington Avenue, Suite 408 New York, New York (Address of principal executive offices)	10170 (Zip code)

Registrant’s telephone number, including area code: (212) 672-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

At the Annual Meeting of Stockholders of SIGA Technologies, Inc. (“SIGA”) held on December 19, 2006 (the “Annual Meeting”), the stockholders of the SIGA (i) re-elected Donald G. Drapkin, James J. Antal, Thomas E. Constance, Adnan M. Mjalli, Ph.D., Mehmet C. Oz, M.D., Eric A. Rose, M.D., Paul G. Savas, Judy S. Slotkin, and Michael A. Weiner, M.D. to the board of directors to serve terms through the date of the next annual meeting of SIGA's stockholders, (ii) elected Scott M. Hammer, M.D. to the board of directors to serve a term through the date of the next annual meeting of SIGA's stockholders, and (iii) ratified the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of SIGA for the fiscal year ending December 31, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    SIGA TECHNOLOGIES, INC.

    By:   /s/ Thomas N. Konatich
Name: Thomas N. Konatich
Title:    Chief Financial Officer and
             Acting Chief Executive Officer

Date: December 19, 2006

3